UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 24, 2013
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
As previously disclosed, effective January 1, 2013, The Coca-Cola Company (the "Company") transferred our India and South West Asia business unit from the Eurasia and Africa operating segment to the Pacific operating segment. The countries included in our India and South West Asia business unit are Bangladesh, Bhutan, India, the Maldives, Nepal and Sri Lanka. This change in operating structure did not impact the other geographic operating segments, Bottling Investments or Corporate.
The Company is filing this Current Report on Form 8-K to revise historical operating segment information contained in the Annual Report on Form 10-K for the year ended December 31, 2012, (the "2012 Form 10-K") to correspond with the Company's current reportable operating segments and to reflect certain immaterial adjustments to segment-related information. Exhibit 99.1 hereto, which is incorporated herein by reference, contains items from the 2012 Form 10-K, updated to reflect revised operating segment information. The Company's Quarterly Reports on Form 10-Q for the periods ended March 29, 2013, June 28, 2013, and September 27, 2013, reflect the Company's currently reportable operating segments.
The updates to the 2012 Form 10-K relate solely to the presentation of operating segment-specific information as described above and do not affect the Company's previously reported consolidated financial condition, results of operations or cash flows. All other information in the 2012 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2012 Form 10-K with the Securities and Exchange Commission. For material developments since the filing of the 2012 Form 10-K, refer to the Company's Quarterly Reports on Form 10-Q for the periods ended March 29, 2013, June 28, 2013, and September 27, 2013.

Item 9.01(d).	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.
Exhibit 99.1
Items from Annual Report on Form 10-K for the year ended December 31, 2012, updated to reflect revised operating segment information: Part I, "Item 2. Properties"; Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations"; Part II, "Item 8. Financial Statements and Supplementary Data".

Exhibit 101
The following financial information from The Coca-Cola Company's Annual Report on Form 10-K for the year ended December 31, 2012, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Income for the years ended December 31, 2012, 2011 and 2010, (ii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010, (iii) Consolidated Balance Sheets as of December 31, 2012 and 2011, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, (v) Consolidated Statements of Shareowners' Equity for the years ended December 31, 2012, 2011 and 2010 and (vi) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: October 24, 2013	By:	/s/ KATHY N. WALLER
Kathy N. Waller Vice President, Finance and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.
Exhibit 99.1
Items from Annual Report on Form 10-K for the year ended December 31, 2012, updated to reflect revised operating segment information: Part I, "Item 2. Properties"; Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations"; Part II, "Item 8. Financial Statements and Supplementary Data".

Exhibit 101
The following financial information from The Coca-Cola Company's Annual Report on Form 10-K for the year ended December 31, 2012, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Income for the years ended December 31, 2012, 2011 and 2010, (ii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010, (iii) Consolidated Balance Sheets as of December 31, 2012 and 2011, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, (v) Consolidated Statements of Shareowners' Equity for the years ended December 31, 2012, 2011 and 2010 and (vi) Notes to Consolidated Financial Statements.